EXHIBIT 99.1
                                 ------------

                 Computational Materials and/or ABS Term Sheet


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BEAR                               FASTrader                  08/31/2005 13:05
STEARNS                                                              dschaible

                             CWALT-0546C S4 (A-19)                 Page 1 of 1
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                    CWALT-0546C S4 (A-19)
Dated Date:                  8/1/05                    Pricing
Trade Date:                  8/25/05                   WAC:     .00
Settle Date:                 8/30/05                   WAM:     358.88
Date of 1st CF:              9/25/05                   Type:
Pmts Per Year:                                    ---------------
Manager:                     BEARS                    Collateral
Face:                        1,157,000,000.00     GROUP:       G:G01
Speed Assumpt.:                                   CNWAC:       5.67
-------------------------                         CGWAC:       5.93
     Monthly Prepayment                           Range:       .00 - .00
Date                         PSA CPR              CWAM:        7/1/35
Aug-2005                     .00                  Range:       1/1/01 - 1/1/01
                                                  Av. Age:     .00
                                                  ----------------------------
                                                   Cumulative Prepayment
                                                      Date      PSA     CPR
                                                      1 Mo      .00
                                                      3 Mo      .00
                                                      6 Mo      .00
                                                     12 Mo      .00
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                                 Deal Comments
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                                Tranche Details
    Des:                     S4              P-Des:            S4
    Cusip:                   12668ABC8       Description:      Inverse
    Orig. Bal:               6,345,689.00    Current Bal:      6,345,689.00
    Factor:                  1.00            As of:            1/1/01
    Coupon:                  12.31           Cpn Mult.:
    Cap:                                     Floor.:
    Last Reset:              1/1/01          Next Reset:       9/23/05
    Delay Days:              0               Stated Mat:
    Current Pac:                             Original Pac:
    S&P:                                     Fitch:
    Moody:                                   Duff:
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                                Coupon Formulas
             Formula
             ---------------------------------------------------------
             -11.0 x 1M_LIB + 50.6 Cap 50.6 @ 0.0 Floor 0.0 @ 4.6
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USD Swap   1mo    3mo    6mo    1yr    2yr    3yr    4yr    5yr    6yr    7yr
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           3.70   3.87   4.05   4.24   4.21   4.24   4.27   4.29   4.33   4.36
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USD Swap   8yr    9yr    10yr   11yr   12yr   13yr   14yr   15yr   20yr   30yr
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           4.39   4.43   4.46   4.49   4.52   4.55   4.57   4.60   4.67   4.72
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
                             Settlement Date: 8/30/2005 Valuation Date: 8/31/2005 Yield Curve: USD Swap
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                                                               Results
        1M_LIB            3.48125     3.48125                3.48125                 3.48125                  3.48125
        Prepay            0% CPR      CWALT-0546C/V50 ACPR   CWALT-0546C/V100 ACPR   CWALT-0546C/V150 ACPR    CWALT-0546C/V200 ACPR
        Avg. Life         26.58       12.23                  2.82                    1.32                     .95
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
Price   86: 4   Yield     14.78       15.50                  20.30                   26.51                    31.58
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Price   86: 8   Yield     14.76       15.47                  20.22                   26.37                    31.38
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Price   86:12   Yield     14.73       15.44                  20.14                   26.23                    31.19
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Price   86:16   Yield     14.71       15.41                  20.06                   26.09                    30.99
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Price   86:20   Yield     14.69       15.38                  19.98                   25.95                    30.80
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Price   86:24   Yield     14.67       15.35                  19.91                   25.81                    30.60
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Price   86:28   Yield     14.65       15.32                  19.83                   25.67                    30.41
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

       -----------------------------------------------------
        Vector Name                      Vector Description
       -----------------------------------------------------
        CWALT-0546C/V100                 **SEE ATTACHED**
       -----------------------------------------------------
        CWALT-0546C/V150                 **SEE ATTACHED**
       -----------------------------------------------------
        CWALT-0546C/V50                  **SEE ATTACHED**
       -----------------------------------------------------
        CWALT-0546C/V200                 **SEE ATTACHED**
       -----------------------------------------------------

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   Security                             % of Orig. Bal   Face Value
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   CWALT-0546C S4 (A-19)                100.00           6,345,689.00
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           *** Vectors have been used in one or more scenarios. ***
 *** Please see attached document for detailed scenario assumptions used. ***

             [LOGO OMITTED] F.A.S.T.               This information should be considered only after reading Bear Stearns'
FINANCIAL ANALYTICS AND STRUCTURED TRANSACTIONS    Statement Regarding Methodology, Criteria, Assumptions, and Limitations of
                                                   BondStudio(R) ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.